Exhibit 99.1

GOODLEAP RESIDENTIAL 2025 PORTFOLIO

Summary Report of Technical Due

Diligence Findings and Conclusions

GoodLeap, LLC

Document No.: 10564981-HOU-R-02

Issue: C, Status: Final

Date: 06 November 2025

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DNV

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DNV Document No.: 10564981-HOU-R-02, Issue: C, Status: Final	Page i

Project name:	GoodLeap Residential 2025 Portfolio	DNV Energy Systems
Report title:	Summary Report of Technical Due Diligence Findings and	Renewables & Power Grids
	Conclusions	1999 Harrison Street,
Customer:	GoodLeap, LLC	Oakland, CA, 94612 USA
	150 California Street, Suite 1000, San Francisco, CA 94111	Tel: +1 510-891-0446
Contact person:	Rob Leichter
Date of issue:	06 November 2025
Proposal reference:	407405-HOU-P-01-A
Document No.:	10564981-HOU-R-02-H

Task and objective:

This document provides a summary of DNV’s technical due diligence review, as provided in 10564981-HOU-R-01-F GoodLeap ABS2 2025 Portfolio TDD FINAL (06 November 2025), in DNV’s capacity as Independent Engineer, for a contemplated portfolio of residential-scale solar only and solar + battery energy storage systems.

Prepared by:		Approved by:
Senior Project Manager, DG SIE		Catherine Vadakkan
Team Lead, DG SIE

Distribution outside of DNV:
☐ PUBLISHED	Available for information only to the general public
(subject to the above Important Notice and Disclaimer).
☒ CUSTOMER’S	Distribution for information only at the discretion of the
DISCRETION	Customer (subject to the above Important Notice and
Disclaimer and the terms of DNV’s written agreement
with the Customer).
☐ CONFIDENTIAL	Not to be disclosed outside the Customer’s organization.

☐ NONE	Not to be disclosed outside of DNV.

© 2025 DNV Energy USA Inc. All rights reserved.

Reference to part of this report which may lead to misinterpretation is not permissible.

Issue	Date	Status	Reason for Issue	Prepared by	Approved by
A	29 July 2025	DRAFT	Preliminary Report	S. Heller	C. Vadakkan
B	30 July 2025	DRAFT	Customer request	S. Heller	C. Vadakkan
C	06 November 2025	FINAL	Updated Portfolio overview	S. Heller	C. Vadakkan

DNV Document No.: 10564981-HOU-R-02, Issue: C, Status: Final	Page ii

Table of contents

1	INTRODUCTION		1
	1.1	Scope of work	1
	1.2	Methodology and assumptions	1
	1.3	GoodLeap overview	2
	1.4	Portfolio overview	2

2	EXECUTIVE SUMMARY		4
	2.1	Design, engineering, installation, and O&M processes	4
	2.2	Major equipment review	5
	2.3	Energy and performance guarantee payout forecasting	5
	2.4	Homeowner agreements review	6
	2.5	Program agreement review	6
	2.6	Operation and maintenance agreement review	6
	2.7	Operating systems review	7
	2.8	Technical inputs to the financial model	8

3	REFERENCES		10

List of tables

Table 1-1	GoodLeap Portfolio summary by region	2
Table 2-1	GoodLeap design, engineering, installation, and O&M processes primary findings	4
Table 2-2	Major equipment review primary findings	5
Table 2-3	Homeowner agreements review primary findings	6

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1	INTRODUCTION

At the request of GoodLeap, LLC (“GoodLeap” or the “Customer”), DNV has provided this summary (the “Summary”) of its technical due diligence review of GoodLeap’s development and operational processes and documentation of a planned portfolio of third-party owned (“TPO”) residential PV and PV + battery energy storage systems (BESS) (the “Portfolio”) in support of an asset backed securitization. In order to gain a complete understanding of DNV’s review, and of its findings and conclusions, the technical due diligence report (the “Report”), 10564981-HOU-R-01-F GoodLeap ABS2 2025 Portfolio TDD FINAL (06 November 2025) [1], should be read in its entirety.

1.1	Scope of work

The DNV scope of work for the Report is defined in the GoodLeap RESI TPO Technical Due Diligence Agreement 407405- HOU-P-01-A, dated 01 April 2025 and between GoodLeap, LLC and DNV Energy USA Inc. (“Agreement”). The level of information included in the Report reflects the knowledge of issues gained by DNV during the course of due diligence review.

This Summary is also provided pursuant to the terms and conditions of the Agreement. Disclosure of the Summary to investors and/or lenders (whether potential or actual), and/or any other parties is subject to the Agreement terms and conditions and the disclaimer at the front of this Summary.

This Summary summarizes the scope, findings and conclusions of DNV’s technical due diligence review as presented in the Report, and is subject to all the limitations, assumptions, and disclaimers set forth therein.

The DNV scope of work in the Report includes the following:

•	GoodLeap’s engineering, energy forecasting, O&M processes review
•	Major equipment / warranty review
•	Energy and performance guarantee forecasting
•	Homeowner agreements review
•	Operation and Maintenance (O&M) / Master Services Agreement review
•	GoodLeap program agreement review
•	Operating system review
•	Technical inputs to the financial model

1.2	Methodology and assumptions

This Independent Engineering (IE) Report is a high-level technical due diligence review intended for financial institutions, customers, and project developers. DNV is well qualified to conduct this study, with extensive experience in solar independent engineering and technology due diligence work.

This Summary summarizes DNV’s assessment of the Portfolio and relies on the accuracy of the information provided by GoodLeap in the Report. All those supplying product information to the Report have been open and forthcoming in providing the data that DNV has requested. The Report is based on some information not within the control of DNV. DNV believes that the information provided by others is true and correct and reasonable for the purposes of this Report. DNV has not been requested to make an independent analysis or verification of the validity of such information. DNV does not guarantee the accuracy of the data, information, or opinions provided by others. In preparing the Report and the opinions presented, DNV has made certain assumptions with respect to conditions that may exist or events that may occur in the future. DNV believes

DNV Document No.: 10564981-HOU-R-02, Issue: C, Status: Final	Page 1

that these assumptions are reasonable for purposes of the Report, but actual events or conditions may cause results to differ materially from forward-looking statements.

1.3	GoodLeap overview

GoodLeap, LLC (formally known as Loanpal, LLC) was incorporated in California in 2003 with the intent to provide residential mortgage loans. In 2009, GoodLeap’s principals launched a residential solar finance company, Paramount Solar. Paramount Solar partnered with Tesla/SolarCity (“SolarCity”) before being purchased by SolarCity in 2013. In December 2017, GoodLeap launched the business described below. GoodLeap is unaffiliated with Paramount Solar or SolarCity.

GoodLeap is a technology company delivering financing and software products for sustainable solutions, from solar panels and batteries to energy-efficient HVAC, heat pumps, roofing, windows, and more. Over 1 million homeowners have used GoodLeap’s technology. GoodLeap’s financing platform has led to more than $30 billion in financing for sustainable solutions since 2018 [2].

1.4	Portfolio overview

A summary of GoodLeap’s solar, solar + BESS, and BESS Portfolio attributes is provided in the below tables [3]. DNV notes that Portfolio attributes are subject to changes.

Table 1-1 GoodLeap Portfolio summary by region

Region	Number of systems	% of Portfolio
CA	3,231	29.25%
NJ	1,217	11.02%
FL	896	8.11%
TX	828	7.49%
PA	1,633	14.78%
MD	251	2.27%
ME	263	2.38%
VA	152	1.38%
MA	490	4.44%
NH	75	0.68%
OR	191	1.73%
CO	136	1.23%
CT	323	2.92%
OH	538	4.87%
AZ	65	0.59%
MI	475	4.30%
OK	83	0.75%
GA	106	0.96%
HI	17	0.15%
NM	29	0.26%
KS	6	0.05%
MO	15	0.14%
WA	28	0.25%

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Region	Number of systems	% of Portfolio
Totals / Average	11,048	100.00%

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2	EXECUTIVE SUMMARY

This Section summarizes major findings relevant to the GoodLeap TPO Portfolio.

2.1	Design, engineering, installation, and O&M processes

A summary of the primary findings and / or risks identified is provided in Table 2-1.

Table 2-1 GoodLeap design, engineering, installation, and O&M processes primary findings

Section	Primary findings
Origination and site evaluation:	GoodLeap has a network of solar engineering, procurement and construction (EPC) contractors and sales organizations that originate projects through the GoodLeap Origin platform for homeowners that will use GoodLeap financing products. While GoodLeap does not require EPC contractors to collect specific information about the home or project site, which is consistent with other residential TPO project owners in the US market, DNV notes that the example audit documentation provided from one EPC contractor was sufficiently thorough and should allow the EPC contractor to minimize false starts and change orders.
Design process	DNV has reviewed design, installation and commissioning documentation for the Portfolio. DNV finds the documentation to be reasonable and has provided recommended amendments to the design process requirements and quality assurance documentation for consistency across portfolios and conformity with building code provisions and industry standards. Where appropriate, DNV has provided a risk rating for contextualizing DNV’s recommendations.

GoodLeap uses Aurora to estimate energy production for systems in the Portfolio using customer provided utility information. Aurora uses the PVWatts v6 API. Though Aurora offers meteorological data from NREL NSRDB TMY3, NREL NSRDB PSM, Solcast TGY, CWEC, and IWEC2, GoodLeap defaults to using PSM3. DNV considers the use of PVWatts-based tools to be reasonable for estimating energy production of residential PV systems. The uncertainty of an estimate for any single system using this meteorological data and methodology is high; however, aggregating a large number of PV systems into a portfolio will typically result in a portfolio-wide uncertainty that is lower than the uncertainty for a given rooftop PV system.

Meteorological data: DNV has reviewed GoodLeap’s weather file selection methodology and considers the uncertainty of GoodLeap’s meteorological data to be in line with industry practice for residential projects. GoodLeap uses Physical Solar Model (PSM) data from NREL National Solar Radiation Database (NSRDB) where it is available. Aurora is used to calculate irradiance per array, which uses the irradiance source selected in PVWatts. DNV is aware that NREL’s NSRDB PSM database has shown some possibly high bias as compared to other comparable data at some locations, but it is within the expected range of uncertainty. Given the high-level nature of residential PV energy estimates, DNV considers NSRDB PSM data sets fitting meteorological inputs for residential PV energy estimates.

Energy forecasting	GoodLeap loss factors: DNV notes that GoodLeap uses Aurora and the PVWatts API v6 for energy production estimation. Overall, DNV finds GoodLeap’s default loss factors reasonable, but notes the following: DNV notes that the default soiling loss used can vary significantly based on geographic location as well as module orientation. DNV recommends using site specific soiling losses.

•	Shading losses are calculated individually for each project based on site specific inputs using Aurora Shading and applied on an annual basis. Shading is determined by LiDAR when available. If LiDAR is not available, then the surrounding trees and structures causing shade must be manually accounted for.
•	GoodLeap reported that angular losses are accounted for in module efficiency. Module capacity does not account for the effects of off-angle reflection losses, and therefore, this level of granularity is not available as an input. ,DNV recommends applying an additional loss of about 1.0% to total losses for AR-coated modules to account for this, and about 1.5% for non-AR coated modules. DNV recommends using an ensemble review of all nearby representative resources available to avoid calibration errors that are specific to location and time of the site if possible, though notes that this is generally not practiced amongst residential project developers.
•	DNV recommends including monthly albedo effects into the final energy production forecast.
•	Overall, DNV recommends using project and site specific inputs when available to decrease overall uncertainty.

Permitting and interconnection	It is common for residential TPO PV and BESS owners to place ownership of permitting and interconnection on EPC contractors, which is how GoodLeap will manage permitting and interconnection. As part of the PTO payment milestone in the Program Agreement, GoodLeap requires EPC contractors to provide proof of interconnection and AHJ approval, which DNV views favorably.

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Section	Primary findings
Installation and commissioning	DNV recommends amendments to the installation and commissioning process requirements and quality assurance documentation for consistency across portfolios and conformity with building code provisions and industry standards.
Installer qualification and management

DNV finds the Installer evaluation process to be well documented and reasonable for establishing a network of reliable Installers. DNV recommends adding safety incident reporting to the ongoing Installer evaluation process.

Operations and maintenance	DNV views GoodLeap’s O&M plan to be appropriate to effectively operate a TPO portfolio as long as staffing is sufficient and protocols are followed.
Process and project management tools	DNV views the Origin platform to be a reasonable platform for managing the financial and technical requirements of residential solar and storage project development.

2.2	Major equipment review

GoodLeap provided DNV a list of module, inverter, and BESS suppliers it intends to use for the Portfolio. DNV has produced manufacturer level reviews for all major equipment suppliers to the Portfolio as provided in the Report 10564981-HOU-R-01- F GoodLeap ABS2 2025 Portfolio TDD FINAL (06 November 2025) [1]. A summary of the primary findings and / or risks identified is provided in Table 2-2.

Table 2-2 Major equipment review primary findings

Section	Primary findings
Modules

GoodLeap’s Portfolio includes the following module manufacturers: Aptos, Canadian Solar, Hanwha Qcells, Hyundai, JA Solar, Jinko, LONGi, Maxeon, Mission Solar, Panasonic, Philadelphia Solar, REC Solar, Seraphim, Silfab, Sirius,

Trina, URE, VSUN, and ZNShine. DNV finds the bulk of the suppliers for the Portfolio capable of producing modules of similar or better quality and reliability as modules from other major manufacturers in the market.

Inverters	The Portfolio includes Enphase microinverters, Qcells microinverters, SolarEdge optimizers and inverters, and Tesla inverters. DNV finds that these manufacturers do not pose atypical risk to the Portfolio.
Metering and communication	Systems in the GoodLeap Portfolio are anticipated to include Enphase, Qcells, SolarEdge, and Tesla inverters. DNV finds Enphase, Qcells, SolarEdge, and Tesla monitoring solutions to be acceptable.
Racking	GoodLeap has stated that it does not track racking on its authorized vendor list. DNV has provided a high-level review of risks associated with racking for residential systems
BESS	GoodLeap’s AVL includes two (2) Enphase, two (2) FranklinWH, one (1) SolarEdge, and two (2) Tesla residential battery energy storage systems (BESS). DNV does not consider the BESS products contemplated for this Portfolio to be a higher risk than other products available in the US market.

2.3	Energy and performance guarantee payout forecasting

DNV created a synthetic portfolio (the “Forecast Sample”) designed to approximate the geographic distribution and the anticipated Portfolio to populate GoodLeap’s Portfolio using DNV’s database of over 300,000 residential TPO PV projects for which DNV has irradiance adjusted production data. DNV forecasts the Year 1 (2025) Portfolio P50 to be 96.78% and the P90 to be 81.81% of expected energy for that period relative to GoodLeap’s first year estimate.

Additionally, DNV modeled performance guarantee results, which are presented in 10564981-HOU-XL-01-H_GoodLeap ABS2 2025 Energy Results (06 November 2025) [4].

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2.4	Homeowner agreements review

DNV reviewed a form of GoodLeap Solar Lease Agreement (the “Lease”). A lease agreement allows for fixed monthly payments subject to annual escalation as applicable. DNV also reviewed a form of GoodLeap Solar Power Purchase Agreement (the “PPA”). The PPA has a 25-year term where energy is sold at a fixed monthly price.

A summary of the primary findings and / or risks identified is provided in Table 2-3.

Table 2-3 Homeowner agreements review primary findings

Section	Primary findings
Lease Agreement

No language is provided if the Lessee wishes to relocate the system at another address or property. DNV recommends inclusion of such language to mitigate uncertainty around options associated with sale of the Home. Additionally, Exhibit 4 states that the Installer has the right to terminate the Installation Agreement, but only allows the Lessee to terminate the Lease Agreement within five (5) business days of execution of the Lease Agreement. Providing homeowners with the option to terminate any point throughout the contract term is best practice. DNV recommends including language on what will occur if the Lease Agreement is terminated prior to end of Term.

Lastly, DNV notes that there are no provisions constituting Default of GoodLeap. DNV takes no exception.

Power Purchase Agreement	The PPA is consistent with the Lease with the main exceptions regarding upfront costs and how payments are calculated. DNV’s recommendations in the Lease review are applicable to the PPA.

2.5	Program agreement review

DNV reviewed the final form of a program agreement (the "Program Agreement”) between GoodLeap and a Contractor. The Program Agreement sets forth the terms pursuant to which the Contractor will identify potential Consumers and proposed Projects (PV-only, PV+BESS, or BESS-only) which may qualify for financing for the acquisition and installation of Qualified Home Improvements using Loan Products or for the installation and leasing of Solar Systems or sale of power from Solar Systems using TPO Products provided by GoodLeap. DNV’s review focuses on aspects of the Program Agreement relevant to the TPO Fund.

DNV notes that the Program Agreement reads like a typical installer agreement. The Program Agreement is also intended to be a tool that GoodLeap, LLC, the Portfolio Operator, uses to perform O&M on the Portfolio. The workmanship and roof warranties are designed to require Contractors to perform O&M on systems they install for 10 years following installation and to replace warrantied equipment for the term of the warranty. The Program Agreement references a separate O&M Agreement between the Contractor and GoodLeap, LLC that the Contractor will execute if they are approved to perform services unrelated to the Contractor’s warranty obligations. GoodLeap noted that if a Contractor is not able to perform O&M on a particular system, another Contractor that has executed the Program Agreement or O&M Agreement can perform the required O&M.

DNV finds the Program Agreement to be in line with the typical expectations of an installer agreement for a residential TPO solar and storage Portfolio with the exception of lack of included limitation of liability. DNV has also recommended that the Program Agreement should reference GoodLeap’s design, installation, and commissioning documentation.

2.6	Operation and maintenance agreement review

DNV reviewed the draft template O&M agreement between GoodLeap, LLC as Operator and [Partnership] as Owner (the “O&M Agreement”). The O&M Agreement sets forth the terms of ongoing maintenance of projects in the Portfolio and is in the style of a management or master services agreement as some aspects, such as service level agreements, workmanship

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warranties, etc., are not included, however these terms are included in the Program Agreement reviewed above, which DNV finds appropriate. DNV also reviewed Exhibit G of the Program Agreement which specifies the terms of the O&M services provided by Contractors. DNV understands that Contractors will often also perform O&M for systems in the Portfolio, either directly related to their own warranty requirements, or otherwise. DNV has provided recommendations for inclusions to the scope of work.

2.7	Operating systems review

2.7.1	Design review

DNV completed structural and electrical design reviews of a sample of ten (10) systems installed by GoodLeap for the purpose of identifying any specific issues or risks. The systems were independently selected by DNV to be representative of the systems anticipated in the Portfolio.

2.7.1.1	Structural

DNV finds the overall risk for projects generally low. All projects are missing in-progress installation photos, including critical components like flashings and standoff spacing; however, this is deemed low risk as completed installation photos align with design intent. DNV identified missing documentation or potential issues as indicated herein and included discussions of risk associated with identified observations. Other than the identified issues noted in the review, DNV finds the available documentation to be typical and acceptable for residential PV systems.

2.7.1.2	Electrical

DNV has reviewed the design packages provided with corresponding images to determine alignment of system design, overcurrent protection devices (OCPD) sizing and National Electrical Code (NEC) compliance. DNV considers the missing information low to medium risk. Image documentation is necessary in order to determine whether system installations are following NEC requirements.

2.7.2	Site inspections

A total of ten (10) systems were selected for on-site inspection, which was performed by the Institute for Building Technology & Safety (IBTS). The systems were selected to be representative of the GoodLeap Portfolio.

2.7.2.1	Structural

IBTS noted structural risks in five (5) out of the ten (10) projects reviewed as of 03 July 2025. DNV considers the risk of the three (3) of the five (5) projects to be low, with only one (1) project (Asset ID 24-33-000249) to be medium risk.

2.7.2.2	Electrical

IBTS noted electrical risks in ten (10) out of the ten (10) projects reviewed as of 03 July 2025. DNV notes that there are safety risks in the majority of the projects, and while short term risk for many of these projects is low, if left uncorrected, the risk can escalate over time.

2.7.3	Commissioning package review

DNV reviewed ten (10) commissioning packages against GoodLeap’s commissioning package requirements in order to determine, based on photographic evidence, whether job close-out (JCO) items are addressed for each given project.

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DNV notes that the items collected in GoodLeap’s standard non-audit process appear to be focused on tracking component serial numbers rather than confirming installation quality and site condition. DNV views the standard non-audit commissioning package to be limited in its effectiveness in evaluating installation quality. GoodLeap has stated that the long-term quality is driven by working with partnered installers that were vetted through GoodLeap’s diligence process, and by closely monitoring system performance over time – rather than expanding documentation requirements at commissioning. DNV has not been provided with production data or extensive O&M data to assess the performance of this approach; however, it is possible that if installation quality issues are present, they may not manifest in low performance, safety issues, or increased non-warranties O&M costs for several years. DNV recommends revisiting this process each year to compare the number of installation issues present and performance in systems that were audited versus systems that were not audited per GoodLeap’s Quality Assurance Review Standard Operating Procedure.

For all projects, except 24-40-000692, photos of the main service panel showing breakers were missing. Additionally, for projects with BESS, all applicable projects, except 24-42-000028, were missing all the required BESS photos.

2.8	Technical inputs to the financial model

2.8.1	PV equipment replacement modeling

DNV modeled the cost of replacing failed PV equipment (modules, inverters, module-level power electronics (MLPE), and monitoring equipment) throughout the 25-year life of the Portfolio using portfolio characteristics provided in April 2025 [5]. DNV’s model considers equipment failure rates, projected equipment costs, equipment warranties, system size, likelihood of multiple non-critical failures on a single system, and labor costs. DNV presents labor and equipment forecasts by year in $/kW and total dollars. DNV forecasts the total cost of PV equipment replacement for the 25-year life of the Portfolio is $136.73/kW, or $13,383,493.

2.8.2	BESS equipment replacement modeling

DNV modeled the cost of replacing BESS within the GoodLeap Portfolio using portfolio characteristics provided in April 2025 [5]. The Portfolio is anticipated to have 7,362 BESS units across 4,737 BESS systems. DNV’s forecast for BESS equipment replacement costs for a Baseline scenario are $2,717 per BESS unit in 2025 dollars and for an Optimistic scenario are $2,523 per Bess Unit in 2025 dollars.

2.8.3	Financial model review

The Model includes an O&M Base Rate per Annum ($/kW) fee of $20/kW and an O&M Battery Rate per Annum ($/kW) fee of $5/kW, both escalating at 2% per year. The $/kW O&M budgets align with the O&M fees established in the O&M Agreement. DNV notes that the contractual escalation of the O&M fee in the O&M Agreement is the Consumer Price Index (CPI).

The Model contains separate tabs for PV and BESS equipment replacement costs respectively. DNV understands the PV and BESS equipment replacement costs presented in the Model will be updated with those produced and referenced by DNV in the Report.

The Model also contains a tab that includes performance guarantee payout tables for each region of the Portfolio provided by DNV in 10498680-HOU-XL-01-B GoodLeap Regional PeGu Tables 05 June 2024. DNV anticipates that this table will be updated with the performance guarantee tables provided by DNV in 10564981-HOU-XL-01-H_GoodLeap ABS2 2025 Energy Results (06 November 2025) [4].

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DNV finds the annual degradation in the Model of 0.5% per year to be within DNV’s expectations for non-recourse project finance.

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3	REFERENCES

[1]	DNV, 10564981-HOU-R-01-F GoodLeap ABS2 2025 Portfolio TDD FINAL (06 November 2025), 06 November 2025.
[2]	GoodLeap, LLC, "About Us," 2025. [Online]. Available: https://www.goodleap.com/about-us. [Accessed 21 April 2025].
[3]	C. Pennell, Email: DNV TIP 2025-2, Atlas, 29 October 2025.
[4]	DNV, 10564981-HOU-XL-01-H_GoodLeap ABS2 2025 Energy Results (06 November 2025), 06 November 2025.
[5]	GoodLeap, FUNDING MODEL - TRANCHE 15 - Internal - 4.19.2025 - vDNV, 19 April 2025.

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